UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2017

DUKE ENERGY FLORIDA, LLC

(Exact Name of Registrant as Specified in its Charter)

Florida	001-3274	59-0247770
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

299 First Avenue North, St. Petersburg, Florida 33701

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

☐            If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On December 12, 2017, Duke Energy Florida, LLC (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated December 7, 2017 (the “Underwriting Agreement”), with Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $400,000,000 aggregate principal amount of the Company’s 2.10% Amortizing Senior Notes due 2019 (the “Notes”).  The Notes were sold to the Underwriters at a discount to their principal amount. The Notes were issued under the Indenture (For Debt Securities), dated as of December 7, 2005, as supplemented by the First Supplemental Indenture (the “Supplemental Indenture”), dated as of December 12, 2017, each between the Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee, relating to the Notes (collectively, the “Indenture”).  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, together with the form of global note evidencing the Note included therein, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference. Also, in connection with the issuance and sale of the Notes, the Company is filing a legal opinion regarding the validity of the Notes as Exhibit 5.1 to this Form 8-K for the purpose of incorporating the opinion into the Company’s Registration Statement on Form S-3, as amended, No. 333-213765-04.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit	Description
Exhibit 4.1	First Supplemental Indenture, dated as of December 12, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee
Exhibit 5.1	Opinion regarding validity of the Notes
Exhibit 23.1	Consent (included as part of Exhibit 5.1)
Exhibit 99.1	Underwriting Agreement, dated December 7, 2017, among the Company and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named therein

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EXHIBIT INDEX

Exhibit	Description
Exhibit 4.1	First Supplemental Indenture, dated as of December 12, 2017, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor Trustee
Exhibit 5.1	Opinion regarding validity of the Notes
Exhibit 23.1	Consent (included as part of Exhibit 5.1)
Exhibit 99.1	Underwriting Agreement, dated December 7, 2017, among the Company and Citigroup Global Markets Inc. and UBS Securities LLC, as representatives of the several underwriters named therein

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2017	DUKE ENERGY FLORIDA, LLC

	By:	/s/ Robert T. Lucas III, Esq.
		Name:	Robert T. Lucas III, Esq.
		Title:	Assistant Secretary

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